SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2003

Concord Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-23067	04-2710876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts	01752

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Required FD Disclosure.

On December 1, 2003, Concord Communications, Inc. (the “Company”) issued a press release regarding its intent to offer convertible senior notes in a private placement. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

Date: December 1, 2003	By: /s/ Melissa H. Cruz Melissa H. Cruz Executive Vice President of Business Services, Chief Financial Officer and Treasurer

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